Exhibit 10.6

AMENDED AND RESTATED

PATENT AND TRADEMARK SECURITY AGREEMENT

This AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of September 5, 2007, is entered into between Arius Two, Inc., a Delaware corporation (“Grantor”), which has a mailing address at 2501 Aerial Center Parkway, Suite 205, Morrisville, North Carolina 25760, and QLT USA, Inc., a Delaware corporation (“Lender”), having its principal executive office at 2579 Midpoint Drive, Fort Collins, Colorado 80525.

RECITALS

A. The Grantor, as borrower, and the Lender have entered into that certain Intellectual Property Assignment Agreement dated as of September 5, 2007 (the “Transfer Agreement”) and Secured Promissory Note dated as of September 5, 2007 (the “Note”) (all capitalized terms used in this Agreement and not otherwise defined herein having the meanings assigned to them in the Transfer Agreement);

B. Grantor is the owner of certain intellectual property, identified below, in which Grantor has previously granted a security interest to Lender under that certain Patent and Trademark Security Agreement, dated September 5, 2007 (the “Original Agreement”);

C. The parties wish to amend and restate the Original Agreement as described herein.

NOW THEREFORE, the parties hereto mutually agree as follows:

0. AMENDMENT AND RESTATEMENT. The parties hereby agree that the Original Agreement shall be hereby amended and restated in its entirety as described herein.

1. GRANT OF SECURITY INTEREST.

To secure the complete and timely payment and performance of all Obligations (as defined in the Amended and Restated Security Agreement, dated as of September 5, 2007, between the Grantor and the Lender concerning certain assets in the United States, Canada, and Mexico (the “Security Agreement”)), and without limiting any other security interest Grantor has granted to Lender, Grantor hereby grants, assigns, and conveys to Lender a security interest in Grantor’s entire right, title, and interest, whether now owned or hereafter acquired, in and to the following (the “Collateral”):

(i) All of Grantor’s right to (a) the Marks, (b) the Ex-US BEMA Marks (as defined in that certain Intellectual Property Assignment Agreement, dated August 2, 2006, between the parties (the “Ex-US Purchase Agreement”)) concerning Canada and Mexico (the “North American Territory”), (c) trademark registrations related to any of the foregoing, including but not limited to those listed on Exhibit A, as the same may be updated hereafter from time to time, and (d) all trademark rights with respect thereto throughout the North American Territory, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

(ii) All of Grantor’s right, title, and interest, in and to (a) BEMA Patent Rights, (b) the Ex-US BEMA Patent Rights (as defined in the Ex-US Purchase Agreement) concerning the North American Territory, including but not limited to, with respect to (a) and (b), those listed on Exhibit B, as the same may be updated hereafter from time to time, and (c) all patent rights with respect thereto throughout the North American Territory, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

(iii) the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the aforementioned properties and assets;

(iv) all commercial tort claims associated with or arising out of any of the aforementioned properties and assets;

(v) all accounts, all intangible intellectual or other similar property and other general intangibles associated with or arising out of any of the aforementioned properties and assets and not otherwise described above, including all license payments and payments under insurance (whether or not the Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral; and

(vi) All products, proceeds and supporting obligations of or with respect to any and all of the foregoing Collateral.

2. AFTER-ACQUIRED PATENT OR TRADEMARK RIGHTS.

If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, in each case in the North American Territory and in connection with, derived from, or arising out of, the BEMA Technology, the Marks, the Products, or, to the extent concerning the North American Territory or any country therein, the Ex-US BEMA Marks, the Ex-US BEMA Patent Rights, or the Ex-US Products (each as defined in the Ex-US Purchase Agreement), the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Lender with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Without limiting Grantor’s obligation under this Section 2, Grantor authorizes Lender to modify this Agreement by amending Exhibits A or B to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Exhibits A or B shall in any way affect, invalidate or detract from Lender’s continuing security interest in all Collateral, whether or not listed on Exhibit A or B.

3. GENERAL PROVISIONS.

3.1 Rights Under Security Agreement. This Agreement has been granted in conjunction with the security interest granted to Lender under the Security Agreement. The rights and remedies of Lender with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

3.2 Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any of its rights or obligations hereunder, without the prior written consent of Lender, except as specifically permitted by the Note or the Security Agreement.

3.3 Amendment; No Conflict. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 2 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Security Agreement, the provision giving Lender greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Lender under the Security Agreement.

3.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than New York.

3.5 Waiver of Jury Trial. THE GRANTOR AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT.

4. TERMINATION. Upon payment and performance in full of all Obligations (as defined in that certain Security Agreement between the parties of even date herewith), the security interest created under this Agreement shall terminate and Lender shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all security interests given by Grantor to Lender hereunder.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

QLT USA, INC.		ARIUS TWO, INC.

By:	/s/ Michael R. Duncan	By:	/s/ Mark Sirgo
Name:	Michael R. Duncan		Mark Sirgo, Chief Executive Officer
Title:	President

Exhibit A

MARKS

BEMA in the United States (and its territories and possessions, including but not limited to the Commonwealth of Puerto Rico), Canada, and Mexico, and including but not limited to the following:

COUNTRY	APPLICATION NO./ FILING DATE	REGISTRATION NO./ REGISTRATION DATE	EXPIRATION/ RENEWAL DATE
United States	78424675 May 25, 2004	Pending

1

Exhibit B

PATENTS AND PATENT APPLICATIONS

App. No./ Patent No.	Filing Date/ Issue Date	Country	Title	Status	Attorney Docket No.
08/734,519 5,800,832	18-Oct-1996 01-Sep-1998	US	Bioerodable Film For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Granted	092

09/144,827 6,159,498	01-Sep-1998 12-Dec-2000	US	Same As Above	Granted	092CN

09/069,703	29-Apr-1998	US	Pharmaceutical Carrier Device Suitable For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Pending	092CPRCE

09/684,682	04-Oct-2000	US	Same As Above	Abandoned	092CPDVRCE

10/962,833	12-Oct-2004	US	Same As Above	Published	092CPDVCN

11/069,089	01-Mar-2005	US	Same As Above	Published	092CPDVCN2

2,268,187 2,268,187	16-Oct-1997 05-Jun-2007	CA	Bioerodable Film For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Granted	092CA

2,329,128	29-Apr-1999	CA	Pharmaceutical Carrier Device Suitable For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Pending	092PC2CA

60/495,356	15-Aug-2003	US	Adhesive Bioerodible Transmucosal Drug Delivery System	Expired	093-1

PCT/US04/0 26531	16-Aug-2004	PCT	Same As Above	Nationalized	093PC

11/355,312	15-Feb-2006	US	Same As Above	Pending	093CN

11/645,091	22-Dec-2006	US	Same As Above	Pending	093CN2

2,535,846	16-Aug-2004	CA	Same As Above	Pending	093CA

PA/a/2006/0 01776	16-Aug-2004	MX	Same As Above	Pending	093MX

10/121,430	11-Apr-2002	US	Process For Loading A Drug Delivery Device	Abandoned	094

PCT/US03/1 1313	11-Apr-2003	PCT	Same As Above	Abandoned	094PC

60/441,829	22-Jan-2003	US	Bioerodable Film For Delivery Of Pharmaceutical Compounds To Mucosal	Expired	095-1

App. No./ Patent No.	Filing Date/ Issue Date	Country	Title	Status	Attorney Docket No.
			Surfaces

10/763,063	22-Jan-2004	US	Bioerodable Film For Delivery Of Pharmaceutical Compounds To Mucosal Surfaces	Unknown	095